UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

     ----------------------------------------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                               September 19, 2003

     ----------------------------------------------------------------------
                            COVENANT TRANSPORT, INC.
             (Exact name of registrant as specified in its charter)


          Nevada                      0-24960                  88-0320154
(State or other jurisdiction  (Commission File Number)     (I.R.S. Employer
    of incorporation)                                      Identification No.)

                               400 Birmingham Hwy.
                              Chattanooga, TN 37419
                        (Address, including zip code, of
                           principal executive office)

                                 (423) 821-1212
                         (Registrant's telephone number,
                              including area code)


Item 1.  Changes in Control of Registrant

         Not applicable.

Item 2.  Acquisition or Disposition of Assets

         Not applicable.

Item 3.  Bankruptcy or Receivership

         Not applicable.

Item 4.  Changes in Registrant's Certifying Accountant

         Not applicable.


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Item 5.  Other Events and Regulation FD Disclosure

         Not applicable.

Item 6.  Resignations of Registrant's Directors

         Not applicable.

Item 7.  Financial Statements and Exhibits

         (a) Not applicable.

         (b) Not applicable.

         (c) Exhibits.

         EXHIBIT
         NUMBER            EXHIBIT TITLE
-------------------------------------------------------------------------------
          99.1 Important Notice Concerning Your Rights Under the Covenant Transport, Inc. Profit Sharing & 401(k) Plan


Item 8.  Change in Fiscal Year

         Not applicable.

Item 9.  Regulation FD Disclosure

         Not applicable.

Item 10. Amendments to the Registrant's Code of Ethics, or Waiver of a Provision of the Code of Ethics

         Not applicable.

Item 11. Temporary Suspension of Trading Under Registrant's Employee
         Benefit Plans

     Under the Covenant Transport, Inc. Profit Sharing & 401(k) Plan (the "Plan"), the Janus Advisor Mid-Cap Growth Fund (NasdaqSC: JGRTX) will be removed as an investment election option and replaced by the Federated Kaufman Fund, to be effective October 21, 2003. Covenant Transport, Inc., a Nevada corporation (the "Registrant"), formally notified its directors and executive officers, as well as the Plan participants, of this change and of the resulting blackout period through a written notice dated September 19, 2003 (the "Notice"). A copy of the Notice is attached to this report as Exhibit 99.1.

     The Notice stated that the blackout period temporarily restricts Plan participants from directing and diversifying investments in their individual accounts or otherwise acting under the Plan (i.e. no allocations, changes, exchanges, or distributions) and

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restricts the  Registrant's  directors  and executive  officers from directly or indirectly purchasing, selling, or otherwise acquiring or transferring any shares of the Registrant's Class A common stock, $.01 par value, listed on the Nasdaq National Market under the symbol, "CVTI." The blackout period is scheduled for October 21, 2003, through October 23, 2003.

     If there are any questions concerning the contents of the Notice, one should contact PlanLine(R), SunTrust Services, P.O. Box 173764, Denver, Colorado 80217-3764, 1-888-816-4015 between 9:00 a.m. and 7:00 p.m. ET, and press "0" at any time during any such call to speak with a Client Service Representative for answering questions about the blackout period.

     In satisfaction of the notice requirement under Section 101(i)(2)(E) of the Employment Retirement Income Security Act of 1974, as amended, the Plan administrator and Registrant mutually agreed to the blackout period on September 18, 2003.

Item 12. Results of Operations and Financial Condition

         Not applicable.


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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                            COVENANT TRANSPORT, INC.


Date: September 19, 2003    By:   /s/ Joey B. Hogan
                               -------------------------------------------
                                Joey B. Hogan
                                Executive Vice President and Chief
                                Financial Officer


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                                  EXHIBIT INDEX

 99.1 Important Notice Concerning Your Rights Under the Covenant Transport, Inc. Profit Sharing & 401(k) Plan